UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

March 15, 2018

Date of Report (Date of Earliest event reported)

SHARING SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-205310	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Coit Road, Suite 100, Plano, TX 75075
(Address of principal executive offices)

Registrant's telephone number, including area code:	714-203-6717

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 1.01 Entry into a Material Definitive Agreement

Beginning on March 15, 2018, Sharing Services, Inc. (the “Company”) entered into and closed a series of four (4) Investment Agreements wherein the Company loaned an aggregate of Two Hundred Seventy-five Thousand dollars ($275,000.00) to Direct Cellars, LLC, a Delaware limited liability company (the “Borrower”), which is a Florida-based company founded in 2014.  Direct Cellars began as a small community of wine lovers on the internet delivering premium wine monthly. Since then, they have evolved into a wine club that delivers on the promise that premium wines don’t have to cost a fortune, making it more fun than ever to share the wines with friends.  The Direct Cellars’ tag line is “Get In, Get Wine, Get Social”.  They use Direct Selling to get their message out about their premium wines which has turned into over 10,000 monthly members that sell their wine club. They have built a community of wine enthusiasts that appreciate the education, discovery and value of the wine.

The transaction involved the issuance by Borrower in favor of the Company four (4) Convertible Promissory Notes (the “Notes”) in the aggregate principal amount of $275,000.00.  The Notes accrue interest at the rate of Twelve percent (12%) per annum with the principal amount due and payable on the one-year anniversary of each note and with interest payable monthly.  At the option of the Company, each of the Notes is convertible into Class A Common Units of the Borrower. The foregoing description of the Investment Agreements and Notes dated March 15, 2018, March 19, 2018, March 22, 2018, and April 24, 2018, respectively, is a summary only and is qualified in its entirety by the full text of the Notes, which are filed as Exhibits 1.1, 1.2, 1.3, and 1.4 hereto, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit	Location
1.1

Investment Agreement and Convertible Promissory Note  dated March 15, 2018 issued by Direct Cellars LLC in  favor of Sharing Services, Inc., in the principal amount of  One Hundred Thousand dollars ($100,000.00).

Provided herewith
1.2

Investment Agreement and Convertible Promissory Note  dated March 19, 2018 issued by Direct Cellars LLC in  favor of Sharing Services, Inc., in the principal amount of  Seventy-five Thousand dollars ($75,000.00).

Provided herewith
1.3

Investment Agreement and Convertible Promissory Note dated March 19, 2018 issued by Direct Cellars LLC in  favor of Sharing Services, Inc., in the principal amount of  Seventy-five Thousand dollars ($75,000.00).

Provided herewith
1.4

Investment Agreement and Convertible Promissory Note  dated April 24, 2018 issued by Direct Cellars LLC in  favor of Sharing Services, Inc., in the principal amount of  Twenty-five Thousand dollars ($25,000.00).

Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2018 SHARING SERVICES, INC. /s/ Frank A. Walters Name: Frank A. Walters Title: Chief Financial Officer